UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2015

AMAZONICA CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-174304	99-0363013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Turnbull Crt. Unit H Cambridge, ONT N1T 1H9 Canada	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 519-800-7556

2770 S. Maryland Parkway
#313
Las Vegas, NV 89109
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Preferred Stock Purchase and Sale Agreement

On September 15, 2015, the Amazonica Corp (the “Company”), entered into an Agreement with Converde, Inc., an Ontario corporation (“Converde Canada”) whereby the Corporation agreed to purchase from Converde Canada exactly 215,498,745 shares of Series A Preferred Stock (the “Converde Preferred Stock”) of Converde Energy USA, Inc., a Nevada corporation (“Converde USA”) whose common stock is traded on OTC Markets “Pink Sheets” under the symbol “XFUL”, in exchange for 1 share of Series A Preferred Stock of the Company par value $0.0001 (the “AMZZ Preferred Stock”). AMZZ Preferred Stock holds voting rights equal to 4 times the total issued and outstanding common. As a result, the Company became the controlling holder of Converde USA as the Converde Preferred Stock votes and converts to common stock at a rate of 20:1 and Converde Canada become the controlling party of the Company. The AMZZ Preferred Stock was created by shareholder vote on As additional consideration for purchasing the controlling interest in Converde USA, the Company further agreed to assume certain debts of Converde USA totaling approximately $930,000.00.

Simultaneously to the closing of the transaction, our current CEO and sole director resigned from the Company and appointed Michael McLaren, Pierre Besuchet and Sigmund Friburg as Directors of the Company. The new Board of Directors promptly appointed Michael McLaren as CEO and Isaac Voss as President and COO. The appointments stated here under Item 1.01 are further discussed under Item 5.02 below.

The AMZZ Preferred Stock was created by shareholder vote on May 6, 2015 whereby holders of 51% of the issued and outstanding voted to create a series of preferred shares with voting rights equal to 4 times the issued and outstanding common stock as described under Item 5.03 below in anticipation of a potential partnership that would compliment the current hydrogen production technology.

The Board of Directors believes it is in the best interest of the shareholders to combine the resources of Converde Canada with the technology of the Company as Converde Canada has established operations and projects that can integrate the Company’s technologies into existing lines of business. Although the Company was successful in continuing development of hydrogen production products, it did not have the resources to commercialize or market the products.

The above description of the Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Agreement, which, subject to any confidential treatment requested, the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending July 31, 2015.

ITEM 3.02 Unregistered Sales of Equity Securities.

On September 16, 2015, pursuant to the Agreement identified under Item 1.01 above, the Company issued 1 share of Series A Preferred Stock to Converde, Inc. as part consideration for purchase of control of Converde Energy USA, Inc. The Series A Preferred Shares has voting rights equal to four times the issued and outstanding stock at the time a vote. There are no conversion rights designated under the Series A Preferred. The Company relied upon exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

On June 23, 2015, the Company received notice from former partners of our auditor informing the Company that effective June 16, 2015, the Public Company Accounting Oversight Board (the "PCAOB") revoked the registration of our independent auditor Harris & Gillespie CPAs, PLLC and its predecessor firm, Thomas J. Harris, CPA (together “Harris & Gillespie”). As a result of the revocation, the Company can no longer include the audit reports of Harris & Gillespie in the Company's filings with the SEC. As a result of the foregoing, and with the approval of its board of directors, the Company dismissed Harris & Gillespie. On July 20, 2015 the Company engaged George Stewart, CPA to provide auditing services beginning with the annual report for the period ending April 30, 2015.

Other than an explanatory paragraph included in Harris & Gillespie’s audit reports for the Company's fiscal year ended April 30, 2014 and 2013 relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of Harris & Gillespie on the Company's financial statements for the last two fiscal years ended April 30, 2014 and 2013, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

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During the years ended April 30, 2014 and 2013, and through January 31, 2015, there were no disagreements with Harris & Gillespie on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Harris & Gillespie’s satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's consolidated financial statements for such years.

In addition, the Company believes there were no other reportable events as defined in Item 304 of Regulation S-K.

The Company has provided Harris & Gillespie with a copy of the foregoing statements and requested that they provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. As of the date of this filing no member of Harris & Gillespie has file responded.

ITEM 5.01 Changes in Control of Registrant.

On September 16, 2015, pursuant to the transaction described under Item 1.01 above, Converde, Inc., an Ontario corporation (“Converde Canada”) received 1 share of Series A Preferred Stock, par value $0.0001 of the Company (“AMZZ Preferred Stock”), in exchange for 100% of the issued and outstanding Series A Preferred Stock of Converde Energy USA, Inc. (“Converde Preferred Stock”) held by Converde Canada. AMZZ Preferred Stock holds voting rights equal to four time the issued and outstanding common stock of the Company. As a result, Converde Canada become the controlling party of the Company. As part of the transaction, Michael Soursos resigned as a Director, appointing those parties identified under Item 5.02 below as Directors of the Company.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Agreement referenced under Item 1.01 above, on September 16, 2015, the Board of Directors, acting in accordance with the Nevada Revised Statutes and the Bylaws of the Company, appointed Michael McLaren, Pierre Besuchet and Sigmund Friberg as Directors of the Corporation. Michael Soursos, on the same day, resigned from the Board of Directors and all position with the Company. Mr. Soursos’ resignation was not the result of any disagreement with our operations, policies, or practices.

As the first act of the newly appointed Board of Directors, Michael McLaren was appointed Chief Executive Officer and Isaac Voss was appointed Chief Operations Officer and President.

Familial Relationships

There are no familial relationships between Michael McLaren, Pierre Besuchet, Sigmund Friberg or Isaac Voss and the Company.

Biographical Information

Michael McLaren CEO, Director, Age 52

Michael McLaren has been in the high technology industry for 20 years his past experience includes a number of Military and government projects in high energy physics, advanced robotics and weapon design. Mr. McLaren has been with W2 Energy since its inception and prior to that was with General Cybernetics since 1998 which was a division of World Wise Technologies Inc. Mr. McLaren has a Masters Degree in Science, Masters Degree in Business from University of British Columbia.

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Sigmund Phillipe Friberg Director, Age 63

Sigmund Phillipe Friberg earned a Masters Degree in Economics from University of Copenhagen in 1979. From 1990 to 2001, Mr. Friberg served as the Chief Financial Officer with André Group, a company established in 1877 and one of the world’s big 5 in grain trading, until 2001 when they ceased activities. From 2001 until the present, Mr. Friberg served as a financial & administrative consultant for various Swiss financial and trading companies, and an independent economic adviser within the insurance, investment and real estate financing.

Pierre Besuchet Director, Age 82

Mr. Besuchet is a seasoned director of the company. He is a private Swiss banker and fund manager located in Geneva. In 1983 he founded an asset management company for private clients and has worked at that company since that date through the present. He is a director of Faisal Finance SA by Dar alMaal Islami S.A, Switzerland, Indufina SA, Switzerland, Valor Invest Ltd, Virgin Islands, W2 Energy Inc, Ontario since 1994, Lundin Mining Vancouver since 1990 and Orko Silver. Mr. Besuchet attended the High Commercial School in Lausanne Switzerland an the American Institute of Banking in New York.

President, and Chief Operating Officer, Isaac Benjamin Voss, Age 39

Since originally entering the clean technology industry in 2001, Isaac has helped lead investment into - and grow a number of winning companies, many of them in the clean energy sector. His time at the venture fund Cleantech Venture Capital, further expanded his sector-specific knowledge and experience. It was while with the fund that Isaac and the XFuels technology team first began working together, and he has since helped grow the original XFuels operation from an unknown small town America start-up, to a company now in demand on every continent. As President, he is responsible for the external matters of XFuels; building partnerships and broader business relationships, government outreach and brand & identity thought leadership, as well as advising the CEO and senior leadership on business, strategic, and policy issues.

From 2008 - 2015, Isaac served as Cleantech Venture Capital's EIR (Entrepreneur-in-Residence), leading the management of all matters related to seed fund start-ups, and overseeing portfolio company grooming, technical, and business strategy matters alongside company founders. His financial transaction experience includes: corporate and partnership formations, debt and equity structuring - including hybrid financing structures, joint venture agreements, business combinations (including asset acquisitions, stock purchases, stock for stock deals and statutory mergers). Under his leadership, and while working with the firm, XFuels has dramatically scaled its corporate and talent infrastructure, and increased market penetration around the globe.

Litigation

During the past ten years, neither Michael McLaren, Pierre Besuchet, Sigmund Friberg or Isaac Voss has not been the subject of the following events:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

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3.

The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or

c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.

Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or

b.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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8.

Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Plans, Contracts or Other Arrangements

Neither Michael McLaren, Pierre Besuchet, Sigmund Friberg nor Isaac Voss are a party to any material plan, contract or arrangement (whether or not written) to which a covered officer is a party or in which he or she participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2015 shareholders representing approximately 52% of the issued and outstanding shares of common stock of the Company voted to increase the authorized number of common shares to 5,000,000,000. On May 14, 2015, the state of Nevada accepted the Certificate of Amendment increasing the authorized common shares to 5,000,000.

On May 6, 2015, shareholders representing approximately 51% of the issued and outstanding shares of common stock of the Company voted to authorize the creation of 1,000,000 “blank check” preferred shares, par value $0.0001, to be designated and issued at the discretion of the Board of Directors. Per the consent of the Shareholders, the Board of Directors was authorized to designate 1 share as Series A Preferred Stock. The Series A Share carries voting rights equal to four times the issued and outstanding common stock. On June 19, 2015 the state of Nevada accepted the filing for Certificate of Amendment and the Certificate of Designation. The entirety of the rights and obligations can be found under the filing with the state of Nevada under Exhibit.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation, filed on May 14, 2015
3.2	Certificate of Amendment to Articles of Incorporation, filed on June 19, 2015
3.3	Certificate of Designation, filed on June 19, 2015
10.1	The Preferred Share Purchase and Sale Agreement, dated September 15, 2015 between the Company and Converde, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZONICA CORP
(Registrant)

Date: September 22, 2015	By:	/s/ Michael McLaren
	Name:	Michael McLaren
	Title:	Chief Executive Officer, Chairman of the Board of Directors

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